UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08902

                          1838 Investment Advisors Funds
               (Exact name of registrant as specified in charter)
                                    --------


                        2701 Renaissance Blvd., 4th Floor
                            King of Prussia, PA 19406
               (Address of principal executive offices) (Zip code)

                               Anna M. Bencrowsky
          2701 Renaissance Blvd., 4th Floor, King of Prussia, PA 19406
                     (Name and address of agent for service)

                                   Copies to:

-------------------------------------------------------------------------------
                                 John McDonnell
                          1838 Investment Advisors Fund
                        2701 Renaissance Blvd., 4th Floor
                            King of Prussia, PA 19406
-------------------------------------------------------------------------------


       Registrant's telephone number, including area code: 1-484-322-4300

                     Date of fiscal year end: October 31, 2003

                    Date of reporting period: April 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1


                                      1838
                            INVESTMENT ADVISORS FUNDS
--------------------------------------------------------------------------------


                            INTERNATIONAL EQUITY FUND
                                FIXED INCOME FUND
                              LARGE CAP EQUITY FUND


                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2003

1838  INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:

The total return for the Morgan Stanley Capital International Europe, Australia and Far East (the "EAFE") Index was 1.81% for the six months ending April 30, 2003. During this difficult environment, the 1838 International Equity Fund's total return was 2.12%, which implies a relative gain over the benchmark of 0.31%1.

REGIONS:
Regional performance differences were substantial, with the European (+4.39%) and Far East ex-Japan (+5.58%) indices outperforming the Japanese (-6.90%). The European index was boosted by an appreciation of the Euro of 12%, while the yen-dollar exchange rate ended the period 3% higher. The Fund outperformed its regional benchmarks in Japan and in the emerging markets, but trailed in Europe and Asia ex-Japan. The Japanese outperformance was a result of owning a few strong domestic demand related stocks like Kyushu Electric Power and Japan Telecom, while avoiding investments in the poor performing Financials sector in this market. Teva Pharmaceuticals, the leading generic drugs producer, was a star performer and responsible for most outperformance in Emerging Markets.

SECTORS:
Relative performance was particularly strong in Financials, with very favorable stock selection results in the banks and insurance industries. National Australia Bank, Banco Popular, Danske Bank, Bank of Ireland and Unicredito all beat their industry benchmark resulting in 9.74% industry performance in the Fund, while the bank industry benchmark gained 4.31%. In the insurance industry the outperformance was even larger. There were smaller relative losses in Materials, Telecommunications and Utilities, with Fund holdings such as cement producer Lafarge, electricity/water producer RWE, underperforming large benchmark names such as France Telecom and Telefonica.

OUTLOOK:
The 50% loss in the value of the EAFE Index since its March-end 2000 peak resulted in dividend yields touching the level of 10 year government bonds at 3.75% in Europe and in Japan, above its government bond yield level of a paltry 0.7% during March. However, these statistics only provide comfort if these dividends are secure and growing over time. With GDP growth forecasted at less than 1% in both Europe and Japan, the Fund focuses on companies that are strong enough to comfortably pay their dividends while pursuing clear strategies for growth. Examples are companies that are focusing on fewer brands (Unilever), or exercising rigorous expense control (Danske Bank). The Fund is also focusing on those companies that are developing new markets, (low cost air travel by Ryanair), new products (plasma displays by Pioneer) or supplying the needs of a fast growing region, such as China by energy company CNOOC. It is our belief that shareholders should be rewarded for taking these controlled risks over the next years.

                               Sincerely,

                               /S/HANS VAN DEN BERG

                               Hans van den Berg
                               Vice President & Portfolio Manager

 1 Past performance of the Fund is no guarantee of future results.The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please bear in mind that investing in foreign securities can involve special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The Fund's returns assume the reinvestment of all distributions. The MSCI EAFE Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all net dividends. You cannot invest directly in an index.


1838  INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                          APRIL 30, 2003
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                           -------                        ------       -----------
COMMON STOCK -- 97.70%
AUSTRALIA -- 3.57%
   BHP Billiton Limited                       Metal & Mining......................       103,830       $  587,156
   National Australia Bank                    Banks...............................        42,774          869,611
                                                                                                       ----------
                                                                                                        1,456,767
                                                                                                       ----------

CANADA -- 1.27%
   Bank of Nova Scotia                        Banks...............................        13,300          517,222
                                                                                                       ----------

DENMARK -- 2.55%
   Danske Bank A/S                            Banks...............................        54,200        1,042,833
                                                                                                       ----------

FINLAND -- 2.77%
   Stora Enso Oyj - R Shares                  Paper & Related Products............        51,500          559,797
   Fortum Oyj                                 Oil & Gas...........................        79,900          573,353
                                                                                                       ----------
                                                                                                        1,133,150
                                                                                                       ----------

FRANCE -- 9.10%
   Accor SA                                   Hotels, Restaurants & Leisure.......        20,500          675,587
   Aventis SA                                 Pharmaceuticals.....................        11,100          563,760
   AXA, Inc.                                  Insurance...........................        38,100          578,692
   Essilor International SA                   Health Care Equipment & Supplies....        13,500          552,772
   STMicroelectronics NV (NY Shares)          Semiconductor Equipment & Products..        23,400          481,806
   Total SA (B Shares)                        Oil & Gas...........................         6,600          865,458
                                                                                                       ----------
                                                                                                        3,718,075
                                                                                                       ----------

GERMANY -- 6.32%
   Beiersdorf AG                              Personal Products...................         4,700          574,874
   BMW AG                                     Automobiles & Components............        10,600          353,705
   Gehe AG                                    Health Care Providers & Services....        15,300          609,570
   SAP AG                                     Software............................         4,400          447,337
   Siemens AG                                 Industrial Conglomerates............        12,100          598,209
                                                                                                       ----------
                                                                                                        2,583,695
                                                                                                       ----------

                       See notes to financial statements.

1838  INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                     APRIL 30, 2003
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                           -------                        ------       -----------
HONG KONG -- 4.26%
   CNOOC Ltd.                                 Oil & Gas...........................       429,200       $  564,082
   Esprit Holdings Ltd.                       Retailing...........................       319,494          626,776
   Johnson Electric Holdings Ltd.             Electrical Equipment................       510,900          550,267
                                                                                                       ----------
                                                                                                        1,741,125
                                                                                                       ----------

IRELAND -- 5.51%
   Anglo Irish Bank Corp.                     Banks...............................       127,895          962,006
   Irish Life & Permanent PLC                 Insurance...........................        53,900          625,585
   Ryanair Holdings PLC                       Airlines............................        97,100          664,269
                                                                                                       ----------
                                                                                                        2,251,860
                                                                                                       ----------

ISRAEL -- 2.72%
   TEVA Pharmaceutical Ind. - ADR             Pharmaceuticals.....................        23,800        1,111,460
                                                                                                       ----------

ITALY -- 3.90%
   Snam Rete Gas SPA                          Oil & Gas...........................       210,700          764,209
   Unicredito Italiano SPA                    Banks...............................       190,000          831,197
                                                                                                       ----------
                                                                                                        1,595,406
                                                                                                       ----------

JAPAN -- 16.64%
   Aeon Co. Ltd.                              Retailing...........................        27,300          620,350
   Canon Inc.                                 Office Electronics..................        16,000          646,654
   Honda Motor Co. Ltd.                       Automobiles & Components............        18,900          625,985
   Hoya Corp.                                 Health Care Equipment & Services....         7,100          419,713
   Kubota Corp.                               Machinery...........................       224,000          516,519
   Kyushu Electric Power                      Electric Utilities..................        44,100          685,573
   Nichii Gakkan Co.                          Commercial Services & Supplies......        11,300          576,086
   Omron Corp.                                Electronic Equipment & Instruments .        37,000          595,673
   Pioneer Co. Ltd.                           Household Durables..................        29,700          595,195
   Shin-Etsu Chemical Co. Ltd.                Chemicals...........................        12,900          386,156
   SMC Corp.                                  Machinery...........................         5,100          384,018
   Sony Corp. - ADR                           Household Durables..................        10,500          259,770
   Takeda Chemical Inds.                      Pharmaceuticals.....................        13,300          487,347
                                                                                                       ----------
                                                                                                        6,799,039
                                                                                                       ----------

                       See notes to financial statements.

1838  INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                     APRIL 30, 2003
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                           -------                        ------       -----------
MEXICO -- 1.33%
   Wal-Mart De Mexico - ADR (V Shares)        Retailing...........................        19,600       $  542,751
                                                                                                       ----------

NETHERLANDS -- 7.27%
   ASM Lithography Holding NV                 Semiconductor Equipment & Products..        22,700          196,079
   ING Groep NV                               Diversified Financial Services......        47,692          774,413
   Koninklijke KPN NV                         Diversified Telecommunication Services      82,300          547,407
   Reed Elsevier NV                           Media...............................        78,000          887,890
   Unilever NV                                Food Products.......................         9,000          566,984
                                                                                                       ----------
                                                                                                        2,972,773
                                                                                                       ----------

SINGAPORE -- 0.73%
   DBS Group Holdings                         Banks...............................        61,155          299,644
                                                                                                       ----------
SPAIN -- 3.64%
   Banco Popular Espanol SA                   Banks...............................        13,300          644,771
   Grupo Ferrovial SA                         Construction & Engineering..........        31,700          841,270
                                                                                                       ----------
                                                                                                        1,486,041
                                                                                                       ----------

SWITZERLAND -- 6.48%
   Adecco SA - Registered Shares              Commercial Services & Supplies......        17,200          659,441
   Nestle SA - Sponsored ADR                  Food Products.......................         9,100          463,803
   Novartis AG - Registered Shares            Pharmaceuticals.....................        19,100          753,410
   Swisscom AG - Registered Shares            Diversified Telecommunication Services       2,500          773,243
                                                                                                       ----------
                                                                                                        2,649,897
                                                                                                       ----------

TAIWAN -- 0.74%
   Taiwan Semiconductor - ADR                 Semiconductor Equipment & Products..        36,110          302,241
                                                                                                       ----------

UNITED KINGDOM -- 18.90%
   Barclays PLC                               Banks...............................       122,134          843,755
   BP Amoco PLC                               Oil & Gas...........................       222,758        1,413,411
   British Sky Broadcasting Group PLC         Media...............................        54,600          565,910
   Diageo PLC                                 Beverages...........................        89,823          995,586
   Reckitt Benckiser PLC                      Household Products..................        38,800          683,993
   Royal Bank of Scotland Group PLC           Banks...............................        32,868          862,038
   Scottish Power PLC                         Electric Utilities..................        68,000          422,226
   Tesco PLC                                  Food & Drug Retailing...............       163,800          517,696
   Vodafone Airtouch PLC                      Wireless Telecommunication Services.       718,356        1,417,922
                                                                                                       ----------
                                                                                                        7,722,537
                                                                                                       ----------

TOTAL COMMON STOCK (Cost $44,218,498)         ....................................                     39,926,516
                                                                                                       ----------

                       See notes to financial statements.

1838  INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                     APRIL 30, 2003
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       -----------
SHORT-TERM INVESTMENT -- 1.79%
   Evergreen Institutional Money Market Fund - I Shares (Cost $732,797)...........       732,797     $   732,797
                                                                                                     -----------

TOTAL INVESTMENTS (Cost $44,951,295)-- 99.49% ....................................                    40,659,313

OTHER ASSETS AND LIABILITIES, NET-- 0.51%     ....................................                       207,849
                                                                                                     -----------

NET ASSETS-- 100.00%..............................................................                   $40,867,162
                                                                                                     ===========

MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Common Stocks
   Consumer Discretionary - 16.12%            Industrials - 12.00%
   Consumer Staples - 7.81%                   Information Technology - 6.69%
   Energy - 10.47%                            Materials - 3.84%
   Financials - 22.17%                        Telecommunication Services - 6.86%
   Health Care - 11.27%                       Utilities - 2.77%

ADR - American Depositary Receipt

                       See notes to financial statements.

1838  FIXED INCOME FUND
--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

If we had to sum up the performance of the U.S. Fixed Income Markets in the first four months of 2003 in one word, we would have to choose VOLATILE. Through most of the first quarter, geopolitical concerns took center stage. Sprinkle in fairly poor economic news during the quarter and we had all the ingredients for a roller coaster ride of a quarter.

Leading into the New Year, signs of strength in a severely oversold equity market put pressure on U.S. Treasury yields. Interest rates on the major Treasury Benchmark securities rose quickly in the opening days of the new quarter, rising between 25 and 40 basis points across the yield curve. Pressure quickly abated and a flight to quality rally ensued as speculation and concern over the timing and magnitude of a confrontation overseas came into play. U.S. Treasury yields started a gradual run at the lows established in October of 2002. After reaching a new 40+ year low yield of 3.55% on 10-year Treasury Notes on March 10th, interest rates staged another about-face. Preceding the drop of the first bomb over Iraq, investors priced in optimism of a quick and decisive victory over Saddam Hussein.

As the U.S. brings its troops home and turns to rebuilding Iraq, focus should return to economic fundamentals. Numbers reported through the second quarter will most likely be fuzzy and provide little insight as to the economic recovery due to the impact of war during the first quarter. The Fed will look closely at these numbers and wait for clarity before changing policy once again. The key to an economic recovery remains an increase in business and consumer spending. We continue to believe that accommodative monetary and fiscal policy should put the U.S. economy on a firmer footing by the end of the year.

Surprisingly, given geopolitical events, evidence of economic slowdown, and continued disclosures of accounting improprieties, credit assets weathered best the turbulence of the first four months of 2003. U.S. dollar investment-grade credit assets displayed remarkable resilience, supported by a light supply calendar and historically wide spreads. In the low yield environment, investors could not resist the search for heftier yields, evidenced by lower-quality tiers registering the highest returns.

The Fund outperformed the Lehman Aggregate Bond Index (the "Index") for the six months ended April 30, 2003, registering a total return of 4.89% compared to the Index, which was up 4.32%1. From inception (September 1997) to April 30, 2003, the Fund's average annual return was 6.88% vs. 7.88% for the Index. The Fund's out-performance for the current six-month period was driven by an overweight in corporate bonds, which did better than the market at large. We have been running a slightly shorter duration than the Index, which hurt relative performance slightly.

Going forward, we expect the economic recovery to gain some traction. As the economic landscape improves Treasury yields should begin to climb. We believe credit quality will improve, which should carry over to even tighter credit spreads relative to Treasuries. Consequently, we expect to hold our overweight in mortgages and corporate bonds while keeping close to home on duration.



1 Past performance of the Fund is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's returns assume the reinvestment of all distributions. The Lehman Aggregate Bond Index is an unmanaged investment grade bond index without any associated expenses and the returns assume reinvestment of all interest income. You cannot invest directly in an index.

1838   FIXED INCOME FUND
--------------------------------------------------------------------------------

The Fund's exposure, based on long-term market value, compared to the Index at April 30, 2003 was as follows:

                                       1838 FIXED        LEHMAN AGGREGATE
                                       INCOME FUND          BOND INDEX
                                      ------------         ------------
         Corporate Bonds..........         42%                  27%
         Mortgage-Backed..........         40%                  35%
         Asset-Backed.............         10%                   4%
         Agencies.................          5%                  13%
         Treasuries...............          3%                  21%


                                Sincerely,

                                /S/CLIFFORD D. CORSO

                                Clifford D. Corso
                                Vice President and Portfolio Manager

May 22, 2003

1838  FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                   APRIL 30, 2003
------------------------------------------------------------------------------------------------------------------------------------

                                                                           MOODY'S/S&P               PRINCIPAL            VALUE
                                                                             RATING                   AMOUNT             (NOTE 2)
                                                                          ------------               --------          -----------
CORPORATE BONDS -- 41.87%
   FINANCIAL -- 9.92%
     Ford Motor Credit Co., 7.25%, 10/25/11.............................     A3/BBB            $    990,000           $    992,477
     General Electric Capital Corp., 6.75%, 03/15/32....................     Aaa/AAA                515,000                595,951
     General Electric Global Insurance Holding, 7.00%, 02/15/26.........      A1/A                1,040,000              1,103,787
     Household Finance Corp., 6.40%, 06/17/08...........................      A2/A                  875,000                981,564
     Household Finance Corp., 4.625%, 01/15/08..........................      A2/A                  875,000                913,065
     International Lease Finance Corp., 5.875%, 05/01/13................     A1/AA-               1,040,000              1,055,261
                                                                                                                      ------------
                                                                                                                         5,642,105
                                                                                                                      ------------

   INDUSTRIAL & MISCELLANEOUS -- 17.49%
     BAE Systems 2001 Asset Trust, 6.664%, 9/15/13, 144A*...............     Aaa/AAA              1,367,560              1,490,141
     Centex Corp., 4.75%, 01/15/08......................................    Baa2/BBB                945,000                975,022
     Delta Airlines, Ser. 2002-1, Cl. G-2, 6.417%, 07/02/12*............     Aaa/AAA              1,350,000              1,410,580
     Diageo Capital PLC, 3.375%, 03/20/08...............................      A2/A+                 950,000                951,644
     Ford Motor Co., 7.45%, 07/16/31....................................    Baa1/BBB                870,000                774,328
     IBM Corp., 5.875%, 11/29/32........................................      A1/A+                 850,000                892,418
     Johnson & Johnson, 8.72%, 11/01/24.................................     Aaa/AAA              1,190,000              1,357,151
     United Mexican States, 4.625%, 10/08/08............................    Baa2/BBB-             1,065,000              1,079,910
     Weyerhaeuser Co., 6.00%, 08/01/06..................................    Baa2/BBB                935,000              1,013,389
                                                                                                                      ------------
                                                                                                                         9,944,583
                                                                                                                      ------------

   OIL & GAS -- 6.59%
     Amerada Hess Corp., 5.30%, 08/15/04................................    Baa3/BBB              1,540,000              1,603,605
     Anardarko Petroleum Corp., 5.375%, 03/01/07........................    Baa1/BBB+             1,175,000              1,268,008
     Conoco Inc., 6.95%, 04/15/29.......................................      A3/A-                 750,000                877,306
                                                                                                                      ------------
                                                                                                                         3,748,919
                                                                                                                      ------------

   TELECOMMUNICATIONS & MULTIMEDIA -- 7.87%
     AT&T Corp.,Variable Rate, 6.50%, 11/15/06..........................    Baa2/BBB+             1,065,000              1,142,043
     AOL Time Warner Inc., 7.625%, 04/15/31.............................    Baa1/BBB+               495,000                545,888
     Comcast Corp., 7.05%, 03/15/33.....................................    Baa3/BBB                520,000                564,118
     Deutsche Telekom International Finance, 7.75%, 06/15/05............    Baa3/BBB+             1,135,000              1,260,868
     France Telecom, 7.75%, 03/01/11....................................    Baa3/BBB-               785,000                960,023
                                                                                                                      ------------
                                                                                                                         4,472,940
                                                                                                                      ------------
        TOTAL CORPORATE BONDS (Cost $23,033,927) ..........................................................             23,808,547
                                                                                                                      ------------

                       See notes to financial statements.

1838   FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2003
------------------------------------------------------------------------------------------------------------------------------------

                                                                              MOODY'S/S&P         PRINCIPAL            VALUE
                                                                                RATING             AMOUNT             (NOTE 2)
                                                                             ------------         --------           -----------
ASSET BACKED SECURITIES -- 11.19%
     Bear Stearns Commercial Mortgage Sec., Ser. 1999-WF2, Cl. A2,
     7.08%, 06/15/09........................................................    Aaa/AAA          $ 965,000         $   1,123,647
     FHLMC Structured Pass Through Sec., Ser. H005, Cl. A2,
     2.55%, 08/15/07........................................................    Aaa/AAA          1,030,000             1,030,545
     JP Morgan Chase Commercial Mortgage Sec., Ser. 2001-CIBC,
     Cl. A1, 5.288%, 03/15/33...............................................    Aaa/AAA          1,410,698             1,478,239
     Long Beach Auto Receivables Trust, Ser. 2003-A, Cl. A3,
     2.021%, 07/15/07.......................................................    Aaa/AAA            815,000               818,820
     TF Auto Receivables Owner Trust, Ser. 2002-1, Cl. A3,
     3.00%, 05/12/09, 144A..................................................    Aaa/AAA          1,135,000             1,156,991
     Textron Financial Corp. Receivables Trust, Ser. 2000-B, Cl. A3,
     6.99%, 03/15/06, 144A..................................................    Aaa/AAA            746,188               752,841
                                                                                                                   -------------
       TOTAL ASSET BACK SECURITIES (Cost $6,107,820) .......................                                           6,361,083
                                                                                                                   -------------
MORTGAGE BACKED SECURITIES -- 39.02%
     FGCI, Pool # E00617, 5.50%, 01/1/14....................................    Aaa/AAA            561,327               586,717
     FGCI, Pool # E92496, 5.50%, 11/01/17...................................    Aaa/AAA             43,886                45,631
     FGLMC, Pool # C72047, 7.00%, 09/01/32..................................    Aaa/AAA             13,779                14,532
     FGLMC, Pool # C16503, 6.50%, 10/01/28..................................    Aaa/AAA             11,683                12,209
     FGLMC, Pool # C65865, 6.50%, 04/01/32..................................    Aaa/AAA          3,664,860             3,826,330
     FGLMC, Pool # C80342, 6.50%, 09/01/25..................................    Aaa/AAA            553,684               580,160
     FGLMC, Pool # D85515, 6.50%, 01/01/28..................................    Aaa/AAA            606,591               634,298
     FGLMC, Pool # C30260, 7.50%, 08/01/29..................................    Aaa/AAA            208,424               222,499
     FGLMC, Pool # C33014, 7.50%, 11/01/29..................................    Aaa/AAA            141,261               150,801
     FGLMC, Pool # C01188, 7.00%, 06/01/31..................................    Aaa/AAA            405,560               427,724
     FHLMC, Pool # A00930, 10.00%, 05/01/20.................................    Aaa/AAA             10,336                11,829
     FHLMC, Pool # C00967, 8.50%, 02/01/30..................................    Aaa/AAA            409,976               441,657
     FHLMC, Pool # C01361, 6.00%, 05/01/32..................................    Aaa/AAA            911,670               949,358
     FNCX, Pool # 250890, 7.00%, 04/01/04...................................    Aaa/AAA            167,334               171,517
     FNCI, Pool # 303728, 6.00%, 01/01/11...................................    Aaa/AAA            704,730               742,997
     FNCL, Pool # 190275, 8.00%, 11/1/26....................................    Aaa/AAA            505,688               551,336
     FNCL, Pool # 482515, 5.50%, 01/01/14...................................    Aaa/AAA            182,246               190,734
     FNCL, Pool # 252381, 5.50%, 04/01/14...................................    Aaa/AAA             80,906                84,572
     FNCL, Pool # 535003, 7.00%, 11/01/14...................................    Aaa/AAA            651,026               695,455
     FNCL, Pool # TBA, 5.00%, 05/15/18......................................    Aaa/AAA            545,000               562,713
     FNCL, Pool # 481429, 6.00%, 01/01/29...................................    Aaa/AAA          1,234,286             1,287,882
     FNCL, Pool # 498610, 6.00%, 05/01/29...................................    Aaa/AAA          1,067,231             1,113,187
     FNCL, Pool # 516898, 7.00%, 01/01/30...................................    Aaa/AAA             31,950                33,784
     FNCL, Pool # 522898, 8.00%, 01/01/30...................................    Aaa/AAA            171,542               186,062
     FNCL, Pool # 526025, 8.00%, 01/01/30...................................    Aaa/AAA            370,491               401,550

                       See notes to financial statements.

1838  FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                     APRIL 30, 2003
------------------------------------------------------------------------------------------------------------------------------------

                                                                           MOODY'S/S&P          PRINCIPAL             VALUE
                                                                             RATING              AMOUNT              (NOTE 2)
                                                                          ------------          --------           -----------
MORTGAGE BACKED SECURITIES -- (CONTINUED)
     FNCL, Pool # 254239, 6.50%, 03/01/32.............................       Aaa/AAA         $  1,329,513         $   1,389,115
     FNCL, Pool # 704096, 6.50%, 05/01/33.............................       Aaa/AAA            1,910,000             1,965,270
     FNCL, Pool # TBA, 5.50%, 05/15/33................................       Aaa/AAA              875,000               900,156
     FNCX, Pool # 313411, 7.00%, 03/01/04.............................       Aaa/AAA               33,258                33,617
     GNMA, Pool # 569684, 6.00%, 02/15/32.............................       Aaa/AAA            1,187,603             1,243,912
     GNMA, Pool # 588967, 6.00%, 06/01/32.............................       Aaa/AAA               26,709                27,976
     GNMA I, Pool # 3545, 7.00%, 12/15/03.............................       Aaa/AAA                   35                    35
     GNMA I, Pool # 6937, 8.50%, 12/15/05.............................       Aaa/AAA                1,373                 1,443
     GNSF, Pool # 780374, 7.50%, 12/15/23 ............................       Aaa/AAA              442,386               475,400
     GNSF, Pool # 417239, 7.00%, 02/15/26.............................       Aaa/AAA              831,602               885,097
     GNSF, Pool # 377671, 6.50%, 03/15/28.............................       Aaa/AAA              178,071               187,531
     GNSF, Pool # 509609, 7.00%, 07/15/29.............................       Aaa/AAA              397,117               421,566
     GNSF, Pool # 528190, 7.50%, 04/15/30.............................       Aaa/AAA               69,696                74,435
     GNSF, Pool # 544849, 7.00%, 11/15/30.............................       Aaa/AAA              584,029               619,803
     G2SF, Pool # 2038, 8.50%, 07/20/25...............................       Aaa/AAA               37,486                40,664
                                                                                                                  -------------
       TOTAL MORTGAGE BACKED SECURITIES (Cost $21,157,225) ..............................................            22,191,554
                                                                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.44%
     FHLMC, 4.00%, 10/29/07...........................................       Aaa/AAA            1,035,000             1,062,553
     FHLMC, Sub. Notes, 6.25%, 03/05/12...............................       Aa2/AA-              740,000               810,791
     FNMA, 4.75%, 02/21/13............................................       Aaa/AAA              645,000               652,422
                                                                                                                  -------------
       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,415,244) .......................................             2,525,766
                                                                                                                  -------------
U.S. TREASURY OBLIGATIONS** -- 0.97%
     U.S. Treasury Notes, 3.00%, 02/15/08.............................       Aaa/AAA              240,000               242,475
     U.S. Treasury Bonds, 5.375%, 02/15/31............................       Aaa/AAA              280,000               305,528
                                                                                                                  -------------
       TOTAL U.S. TREASURY OBLIGATIONS (Cost $542,707)...................................................               548,003
                                                                                                                  -------------
SHORT-TERM INVESTMENTS -- 7.63%
     Evergreen Institutional Money Market Fund - I Shares ............                           2,839,691            2,839,691
     SEI Daily Income Prime Obligation Fund - A Shares................                           1,500,000            1,500,000
                                                                                                                  -------------
       TOTAL SHORT-TERM INVESTMENTS (Cost $4,339,691) ...................................................             4,339,691
                                                                                                                  -------------

TOTAL INVESTMENTS (Cost $57,596,614)-- 105.12%...........................................................         $  59,774,644
OTHER ASSETS AND LIABILITIES, NET-- (5.12)%..............................................................            (2,912,296)
                                                                                                                  -------------
NET ASSETS-- 100.00%.....................................................................................         $  56,862,348
                                                                                                                  =============

   144A Security was purchased  pursuant to Rule 144A under the  Securities  Act of 1933 and may not be resold subject to that rule except to qualified  institutional buyers. As of April 30, 2003, these securities amounted to 5.98%  of net assets.
   *    The bond's  principal and interest  payments are insured by MBIA,  Inc., the parent  company of 1838  Investment
        Advisors, LLC (See Note 4).
   **   While no ratings are shown for U.S.  Government  Agency  Obligations  and U.S.  Treasury  Obligations,  they are considered to be of the highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.

                       See notes to financial statements.

1838  LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

Is there light appearing at the end of the tunnel for equity investors? It seems to be so. After surviving several quarters of choppy economic growth and an invasion of Iraq, the stock market is actually up for calendar 2003 and for the six months ending April 30th. Looking back on how stocks have recovered following bear markets in the past, equity investors had gained about 25% on average in the first six months. Dating from the prior low on October 9, 2002, the S&P 500 is up 24% at this writing (5/30/03). What is noticeable ... and also typical ... is the lack of press regarding this strong rally. Let's hope that we will continue to climb the proverbial "wall of worry" to average returns one year after bear market bottoms, which are up about 38%!

The Fund produced a 2.99% return for the six months ended April 30, 2003, lagging the S&P 500's return of 4.49% for the same period, and most of the shortfall was produced in the Finance and Healthcare sectors1. In fact a very few stocks in each sector were the culprits. In Finance, Fifth Third Bancorp continued to lag its peers after several years of superb performance. The Fund began to reduce its weight in this stock last summer, and again early this year, but not enough to stave off its poor returns. Fifth Third is still regarded as one of the highest quality, best managed banks in the country, but even these strengths could not prevent an inevitable slowdown in its earnings growth.

The Fund's difficulty in Healthcare involved its holding in HCA, formerly Hospital Corp of America. Hospital management companies enjoyed several years of uninterrupted growth, but the payor environment worsened considerably last year. Despite HCA's better geographic locations, it was not immune to challenges to revenues and the stock declined. The stock has since been sold, according to our sale discipline. The Fund has no exposure to biotech stocks, and that industry outperformed the healthcare sector by almost 7 times! We believe that such a move is transitory for this group of very volatile issues.

On the other side of the ledger, the Fund had strong relative returns from Technology and Energy stocks. Its exposure to the communications equipment companies such as Cisco and the semiconductor manufacturers such as ADI, Intel and Texas Instruments powered tech returns, which were twice that of the S&P
500. Conversely, it was the Fund's conservative posture in Energy that aided in positive attribution. The Fund exited Transocean Sedco Forex, and initiated a new position in BP on a timely basis.


1 Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's returns assume the reinvestment of all distributions. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest directly in an index.

1838  LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

Currently, the Fund holds 50 stocks and the quality rating of the underlying companies is very high. We believe that this characteristic is a long term positive, but it cost the portfolio, again in relative performance, during the past six months. Investors sought out smaller companies and also those with more risky profiles. We will stick to our discipline of searching for core holdings at attractive valuations that may exceed market returns, over time.


                                Sincerely,

                                /S/GEORGE W. GEPHART, JR.

                                George W. Gephart, Jr.
                                Vice President & Portfolio Manager


May 30, 2003

1838  LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                 APRIL 30, 2003
-------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       -----------
COMMON STOCK -- 96.99%
   BASIC INDUSTRIES -- 10.97%
     E.I. du Pont de Nemours & Co...............................................            4,300      $  182,879
     General Electric Co........................................................           22,740         669,693
     Ingersoll-Rand Co. (A Shares)..............................................            7,500         330,600
     Raytheon Co................................................................           11,300         338,209
     Union Pacific Corp.........................................................            5,700         339,264
     United Technologies Corp...................................................            4,300         265,783
                                                                                                       ----------
                                                                                                        2,126,428
                                                                                                       ----------
   CONSUMER CYCLICAL -- 15.03%
     Carnival Corp..............................................................           12,600         347,634
     Gannett Co., Inc...........................................................            3,800         287,736
     Kohl's Corp................................................................            6,800         386,240
     Lowe's Cos., Inc...........................................................            4,900         215,061
     Target Corp................................................................           10,740         359,146
     Viacom Inc. (B Shares).....................................................           14,930         648,111
     Wal-Mart Stores Inc........................................................           11,880         669,082
                                                                                                       ----------
                                                                                                        2,913,010
                                                                                                       ----------
   CONSUMER STAPLES -- 8.77%
     Coca Cola Co...............................................................            9,700         391,880
     Colgate-Palmolive Co.......................................................            7,300         417,341
     Kraft Foods Inc. (A Shares)................................................            5,200         160,680
     Pepsico Inc................................................................            4,700         203,416
     Procter & Gamble Co........................................................            5,850         525,623
                                                                                                       ----------
                                                                                                        1,698,940
                                                                                                       ----------
   ENERGY -- 5.42%
     BP Amoco PLC - Sponsored ADR...............................................            9,200         354,568
     Exxon Mobil Corp...........................................................           19,712         693,862
                                                                                                       ----------
                                                                                                        1,048,430
                                                                                                       ----------
   FINANCIAL -- 19.92%
     American International Group...............................................           11,027         639,015
     Citigroup Inc..............................................................           20,215         793,439
     Federal National Mortgage Association......................................            5,600         405,384
     Fifth Third Bancorp........................................................            6,020         296,726
     Golden West Financial Corp.................................................            2,900         218,718
     Morgan Stanley Dean Witter & Co............................................            9,500         425,125
     SLM Corp...................................................................            2,100         235,200
     Travelers Property Casualty (A Shares).....................................           28,027         454,878

                       See notes to financial statements.

1838  LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                     APRIL 30, 2003
------------------------------------------------------------------------------------------------------------------
                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       -----------
   FINANCIAL --  (CONTINUED)
     Travelers Property Casualty (B Shares).....................................            1,813      $   29,461
     Wells Fargo & Co...........................................................            7,500         361,950
                                                                                                       ----------
                                                                                                        3,859,896
                                                                                                       ----------
   HEALTHCARE -- 14.31%
     Abbott Laboratories........................................................            9,000         365,670
     Guidant Corp...............................................................            5,800         226,142
     Lilly & Co.................................................................            4,300         274,426
     Medtronic Inc..............................................................           13,700         654,038
     Merck & Co. Inc............................................................            9,900         575,982
     Pfizer Inc.................................................................            6,100         187,575
     Wellpoint Health Network Inc...............................................            2,200         167,068
     Wyeth......................................................................            7,400         322,122
                                                                                                       ----------
                                                                                                        2,773,023
                                                                                                       ----------
   TECHNOLOGY -- 15.93%
     Analog Devices Inc.........................................................            6,700         221,904
     Cisco Systems Inc..........................................................           39,200         589,568
     First Data Corp............................................................           10,800         423,684
     Intel Corp.................................................................           15,780         290,352
     International Business Machines Corp.......................................            6,350         539,115
     Microsoft Corp.............................................................           29,290         748,945
     Texas Instruments Inc......................................................           14,930         276,056
                                                                                                       ----------
                                                                                                        3,089,624
                                                                                                       ----------
   DEREGULATED INDUSTRIES -- 6.64%
     Comcast Corp...............................................................            6,600         198,396
     Dominion Resources, Inc....................................................            5,650         334,367
     Entergy....................................................................            5,600         261,016
     SBC Communications Inc.....................................................            7,740         180,806
     Verizon Communications.....................................................            8,350         312,123
                                                                                                       ----------
                                                                                                        1,286,708
                                                                                                       ----------
        TOTAL COMMON STOCKS (Cost $20,153,715)..................................                       18,796,059
                                                                                                       ----------
SHORT-TERM INVESTMENT -- 2.95%
     Evergreen Select Money Market - I (Cost $572,918)..........................          572,918         572,918
                                                                                                       ----------

TOTAL INVESTMENTS (Cost $20,726,633)-- 99.94%...................................                     $ 19,368,977
OTHER ASSETS AND LIABILITIES, NET-- 0.06%.......................................                           11,184
                                                                                                       ----------
NET ASSETS-- 100.00%............................................................                     $ 19,380,161
                                                                                                     ============

ADR -- American Depository Receipt

                       See notes to financial statements.

1838  INVESTMENT ADVISORS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                                                                      APRIL 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                         INTERNATIONAL         FIXED INCOME            LARGE CAP
                                                                          EQUITY FUND              FUND               EQUITY FUND
                                                                       -----------------------------------------------------------
ASSETS:
Investments, at value (identified cost $44,951,295, $57,596,614
    and $20,726,633, respectively) (Note 2)...........................    $40,659,313           $59,774,644          $19,368,977
Receivables:
   Dividends, interest and foreign tax reclaims.......................        260,452               531,796               18,587
   Fund shares purchased..............................................             --                 2,104                   --
Other assets..........................................................          1,541                 2,691                  638
                                                                       -----------------------------------------------------------
     Total assets ....................................................     40,921,306            60,311,235           19,388,202
                                                                       -----------------------------------------------------------

LIABILITIES:
Management fees due to advisor (Note 4)...............................         22,294                10,682                  552
Due to affiliates (Note 4)............................................          8,547                 7,915                6,187
Payable for investment securities purchased...........................             --             3,403,785                   --
Other accrued expenses................................................         23,303                26,505                1,302
                                                                       -----------------------------------------------------------
     Total liabilities ...............................................         54,144             3,448,887                8,041
                                                                       -----------------------------------------------------------

NET ASSETS............................................................    $40,867,162           $56,862,348          $19,380,161
                                                                       ===========================================================
NET ASSETS CONSIST OF:
Shares of beneficial interest.........................................    $     4,708           $     5,521          $     3,172
Additional capital paid-in............................................     61,609,853            52,590,165           33,672,362
Undistributed net investment income (loss)............................         20,310               115,562               33,088
Accumulated net realized gain (loss) on investments...................    (16,508,555)            1,973,070          (12,970,805)
Net unrealized appreciation (depreciation) on:
   Investments........................................................     (4,291,982)            2,178,030           (1,357,656)
   Translation of assets and liabilities in foreign currencies........         32,828                    --                   --
                                                                       -----------------------------------------------------------

NET ASSETS............................................................    $40,867,162           $56,862,348          $19,380,161
                                                                       ===========================================================

Shares of beneficial interest outstanding.............................      4,708,344             5,520,700            3,171,749
                                                                       -----------------------------------------------------------

NET ASSETS VALUE, offering and redemption price
   per share (Net assets/Outstanding shares of
   beneficial interest)...............................................    $     8.68            $    10.30           $     6.11
                                                                       ===========================================================

                       See notes to financial statements.

1838  INVESTMENT ADVISORS FUNDS
STATEMENTS OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2003 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                           INTERNATIONAL       FIXED INCOME           LARGE CAP
                                                                            EQUITY FUND            FUND              EQUITY FUND
                                                                          ----------------------------------------------------------
INVESTMENT INCOME:
   Dividends............................................................    $ 527,698          $      --             $ 144,135
   Interest.............................................................        2,134           2,056,223                2,704
   Foreign taxes withheld ..............................................      (58,469)                --                   --
                                                                          ----------------------------------------------------------
             Total Investment Income....................................      471,363           2,056,223              146,839
                                                                          ----------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 4)....................................      174,273             187,175               65,321
   Administration fee (Note 4)..........................................       13,942              22,461                7,439
   Accounting fee (Note 4)..............................................       30,066              23,626               19,836
   Custodian fees ......................................................       15,657               8,414                2,810
   Transfer agency fees (Note 4)........................................        9,917               9,917                9,917
   Trustees' fees (Note 4)..............................................        6,239              10,123                2,236
   Audit fees...........................................................        7,224               7,798                4,639
   Legal fees...........................................................        7,159               6,818                4,746
   Registration fees....................................................        8,712               9,675                6,512
   Reports to shareholders..............................................        2,692               4,507                1,034
   Other................................................................        6,266              12,928                3,662
                                                                          ----------------------------------------------------------
        Total expenses..................................................      282,147             303,442              128,152
        Advisory fees waived (Note 4)...................................          --              (78,824)             (52,788)
                                                                          ----------------------------------------------------------
           Total expenses, net..........................................      282,147             224,618               75,364
                                                                          ----------------------------------------------------------
              Net investment income.....................................      189,216           1,831,605               71,475
                                                                          ----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions........................................   (3,545,167)          2,095,319           (2,599,332)
         Foreign currency transactions..................................     (168,906)                --                   --
                                                                          ----------------------------------------------------------
           Total net realized gain (loss)...............................   (3,714,073)          2,095,319           (2,599,332)
                                                                          ----------------------------------------------------------
      Change in unrealized appreciation (depreciation) of:
         Investments....................................................    3,810,494            (246,655)           2,900,006
         Translation of assets and liabilities in foreign currencies....        7,733                 --                   --
                                                                          ----------------------------------------------------------
           Total change in unrealized appreciation (depreciation).......    3,818,227            (246,655)           2,900,006
                                                                          ----------------------------------------------------------
              Net gain on investments and foreign currency..............      104,154           1,848,664              300,674
                                                                          ----------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................    $ 293,370          $3,680,269            $ 372,149
                                                                          ==========================================================

                       See notes to financial statements.

1838   INVESTMENT ADVISORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                INTERNATIONAL     FIXED INCOME           LARGE CAP
                                                                                 EQUITY FUND          FUND              EQUITY FUND
                                                                               -----------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2003 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ...............................................        $  189,216        $ 1,831,605          $  71,475
   Net realized gain (loss) from investment and
     foreign currency transactions......................................        (3,714,073)         2,095,319         (2,599,332)
   Change in unrealized appreciation (depreciation) of
     investments and foreign currency...................................         3,818,227           (246,655)         2,900,006
                                                                               -----------------------------------------------------
Net increase in net assets resulting from operations....................           293,370          3,680,269            372,149
                                                                               -----------------------------------------------------

Distributions to shareholders from:
   Net investment income................................................                --         (1,716,043)           (99,491)
   Long-term gains......................................................                --           (499,526)                --
                                                                               -----------------------------------------------------
      Total distributions...............................................                --         (2,215,569)           (99,491)
                                                                               -----------------------------------------------------
Decrease in net assets from Fund share
   transactions (Note 5)................................................       (15,933,346)       (34,335,903)        (1,988,187)
                                                                               -----------------------------------------------------
Decrease in net assets..................................................       (15,639,976)       (32,871,203)        (1,715,529)
NET ASSETS:
     Beginning of period................................................        56,507,138         89,733,551         21,095,690
                                                                               -----------------------------------------------------
     End of period (including undistributed net investment income of
       $20,310, $115,562 and $33,088, respectively).....................       $40,867,162        $56,862,348        $19,380,161
                                                                               =====================================================
FOR THE YEAR ENDED OCTOBER 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ...............................................       $    58,564        $ 6,338,057       $    95,676
   Net realized gain (loss) from investment and
     foreign currency transactions......................................       (11,551,103)           514,671         (7,328,678)
   Change in unrealized appreciation (depreciation) of
     investments and foreign currency...................................         1,936,115         (3,129,687)         1,069,356
                                                                               -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations.........        (9,556,424)         3,723,041         (6,163,646)
                                                                               -----------------------------------------------------
Distributions to shareholders from:
   Net investment income................................................                --         (6,338,057)          (102,259)
   Short-term gains.....................................................                --         (1,885,738)                --
   Long-term gains......................................................                --           (395,985)                --
                                                                               -----------------------------------------------------
      Total distributions...............................................                --         (8,619,780)          (102,259)
                                                                               -----------------------------------------------------
Increase (decrease) in net assets from Fund share
   transactions (Note 5)................................................        (5,943,650)       (34,040,564)         5,595,751
                                                                               -----------------------------------------------------
Decrease in net assets..................................................       (15,500,074)       (38,937,303)          (670,154)
NET ASSETS:
     Beginning of year..................................................        72,007,212        128,670,854         21,765,844
                                                                               -----------------------------------------------------
     End of year (including undistributed net investment income of
       $0, $0 and $61,104, respectively)................................       $56,507,138        $89,733,551        $21,095,690
                                                                               =====================================================

                       See notes to financial statements.

1838   INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

INTERNATIONAL EQUITY FUND
                                                   FOR THE
                                                 SIX-MONTH
                                                 PERIOD ENDED                FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                APRIL 30, 2003     -----------------------------------------------------------
                                                 (UNAUDITED)          2002       2001         2000          1999         1998
                                               -------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD..            $8.50             $9.89     $14.59        $14.57        $12.08       $11.99
                                               -------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  .............             0.04              0.01       0.03          0.01          0.03         0.01
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions......................             0.14             (1.40)     (3.19)         0.78          3.34         0.75
                                               -------------------------------------------------------------------------------
     Total from investment operations..             0.18             (1.39)     (3.16)         0.79          3.37         0.76
                                               -------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income..........               --                --         --            --            --           --
   From net short-term realized gain on
   investments.........................               --                --      (0.22)        (0.45)           --        (0.22)
   From net long-term realized gain on
   investments.........................               --                --      (1.32)        (0.32)        (0.88)       (0.45)
                                               -------------------------------------------------------------------------------
     Total distributions...............               --                --      (1.54)        (0.77)        (0.88)       (0.67)
                                               -------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD........            $8.68             $8.50      $9.89        $14.59        $14.57       $12.08
                                               ================================================================================
TOTAL RETURN...........................             2.12%*          (14.05)%   (23.94)%        5.06%        29.10%        6.90%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
       Expenses (net of fee waivers)...             1.21%**           1.10%      1.04%         1.10%         1.09%        1.13%
       Net investment income ..........             0.81%**           0.08%      0.26%         0.04%         0.23%        0.10%
Portfolio turnover rate................            17.09%            31.51%     41.58%        51.99%        48.71%      166.77%
Net assets, end of period (in 000's)...           $40,867           $56,507    $72,007      $101,686       $86,547      $57,875

*  Total return not annualized.
** Annualized.

                       See notes to financial statements.

1838   INVESTMENT ADVISORS FUNDS
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CONTINUED

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

FIXED INCOME FUND

                                                   FOR THE
                                                 SIX-MONTH
                                                 PERIOD ENDED         FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                APRIL 30, 2003 ---------------------------------------------------------
                                                 (UNAUDITED)    2002        2001       2000        1999       1998
                                               -------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD..          $10.11       $10.49       $9.75       $9.81      $10.24     $10.27
                                               -------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income1..............            0.26         0.56        0.61        0.63        0.53       0.54
   Net realized and unrealized gain (loss)
   on investments1 ......................          0.23        (0.19)       0.75       (0.04)      (0.45)      0.08
                                               -------------------------------------------------------------------------
      Total from investment operations1            0.49         0.37        1.36        0.59       0.08        0.62
                                               -------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income..........           (0.24)       (0.56)      (0.62)      (0.65)      (0.51)     (0.59)
   Return of capital...................              --           --          --          --          --      (0.04)
   From net short-term realized gain on
   investments.........................              --           --          --          --          --      (0.02)
   From net long-term realized gain on
   investments........................            (0.06)       (0.19)         --          --          --         --
                                               -------------------------------------------------------------------------
      Total distributions..............           (0.30)       (0.75)      (0.62)      (0.65)      (0.51)     (0.65)
                                               -------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD........          $10.30       $10.11      $10.49       $9.75       $9.81     $10.24
                                               =========================================================================
TOTAL RETURN...........................            4.89%*       3.86%      14.36%       6.33%       0.79%      6.26%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)2......            0.60%**      0.60%       0.60%       0.60%       0.61%      0.75%
   Expenses (excluding fee waivers)....            0.81%**      0.74%       0.70%       0.75%       0.73%      0.88%
   Net investment income1 .............            4.89%**      5.58%       6.09%       6.57%       5.35%      5.60%
Portfolio turnover rate................          132.43%      205.61%     199.43%     361.63%     834.18%     92.65%
Net assets, end of period (in 000's)...         $56,862      $89,734    $128,671    $152,319     $94,221    $71,723

*  Total return not annualized.
** Annualized.
1 Effective November 1, 2001, the Fixed Income Fund adopted the required provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets by 0.09%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting principle.

2 Effective March 1, 1999, 1838 Investment Advisors voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 0.60% of average daily net assets


                       See notes to financial statements.

1838   INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

LARGE CAP EQUITY FUND

                                                      FOR THE
                                                     SIX-MONTH                      FOR THE FISCAL YEARS
                                                   PERIOD ENDED                   OR PERIOD ENDED OCTOBER 31,
                                                  APRIL 30, 2003 ------------------------------------------------------------
                                                    (UNAUDITED)           2002          2001           2000           1999+
                                                -----------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD.........        $5.96               $7.67         $11.09         $10.61         $10.00
                                                -----------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income......................         0.02                0.03           0.03           0.02           0.01
   Net realized and unrealized gain
     on investments ..........................         0.16               (1.70)         (3.43)          0.49           0.60
                                                -----------------------------------------------------------------------------
   Total from investment operations...........         0.18               (1.67)         (3.40)          0.51           0.61
                                                -----------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income.................        (0.03)              (0.04)         (0.02)         (0.01)            --
   From net short-term realized gain
     on investments...........................           --                  --             --          (0.02)            --
                                                -----------------------------------------------------------------------------
   Total distributions........................        (0.03)              (0.04)         (0.02)         (0.03)            --
                                                -----------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD...............         $6.11               $5.96         $7.67         $11.09         $10.61
                                                =============================================================================
TOTAL RETURN..................................         2.99%*            (21.96)%       (30.73)%         4.83%          6.10%*
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
    Expenses (net of fee waivers) ............         0.75%**             0.75%          0.75%          0.75%          0.75%**
    Expenses (excluding fee waivers) .........         1.28%**             1.18%          1.17%          1.73%          4.98%**
    Net investment income ....................         0.71%**             0.41%          0.32%          0.23%          1.55%**
Portfolio turnover rate.......................        22.31%              53.26%         45.82%         54.21%          5.58%
Net assets, end of period (in 000's)..........      $19,380             $21,096        $21,766        $19,831         $4,923

+  The Large Cap Equity Fund commenced  operations on September 29, 1999.
*  Total return not annualized.
** Annualized.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2003
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF THE FUNDS

The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of three Funds: the 1838 International Equity Fund, the 1838 Fixed Income Fund and the 1838 Large Cap Equity Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The  1838  International  Equity  Fund  (the  "International   Fund")  commenced
operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities.

The 1838 Large Cap Equity Fund (the "Large Cap Fund") commenced operations on September 29, 1999. The Fund's investment objective is long-term total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalizations greater than $5 billion.

NOTE 2  --  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Trustees. As of April 30, 2003, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2003
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There were no FFCEC to hedge foreign currency assets outstanding at April 30, 2003.

TRANSFERS IN-KIND. Shareholders may periodically contribute marketable securities to a respective Fund, upon approval of the Fund's management, in exchange for capital shares of the respective Fund. The exchange is conducted on a taxable basis, whereby any unrealized appreciation or depreciation on the marketable securities on the date of transfer is recognized by the shareholder and the Fund's basis in the securities is the market value as of the date of transfer. The number of shares issued to the shareholder is calculated by dividing the market value of the marketable securities, determined using the last quoted sales price on the security's principal exchange on that day, by the current net asset value per share of the respective Fund on the date of transfer.

DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES. The Fixed Income Fund distributes net investment income monthly. All other distributions by the Funds will be made annually in December. Additional distributions may be made by each Fund to the extent necessary. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America ("GAAP"). These differences are primarily due to differing treatments of gains or losses on foreign currency transactions, gains or losses realized on paydown transactions on mortgaged-backed securities and losses deferred due to wash sales. Net investment income, short-term gains and foreign currency gains are taxed as ordinary income and long-term gains are taxed as capital gains.

     Distributions during the six-month period ended April 30, 2003 were characterized as follows for tax purposes:

    FUND                       ORDINARY INCOME  CAPITAL GAIN  TOTAL DISTRIBUTION
    ----                       ---------------  ------------  ------------------
    International Fund.......            --               --             --
    Fixed Income Fund.........   $1,716,043         $499,526      $2,215,569
    Large Cap Fund............       99,491              --           99,491

     At October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                    ACCUMULATED             ACCUMULATED
     FUND                      ORDINARY INCOME (LOSS)    CAPITAL GAIN (LOSS)
     ----                      ----------------------    -------------------
     International Fund........     $    --                 $(12,880,390)
     Fixed Income Fund.........          --                      380,325
     Large Cap Fund............      61,104                  (10,016,810)

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2003
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

    As of October 31, 2002, the following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:

    FUND                              AMOUNT              EXPIRATION DATE
    ----                              -------              -------------
    International Fund........     $ 1,643,063              10/31/2009
                                    11,237,327              10/31/2010
    Large Cap Fund............     $   341,572              10/31/2008
                                     2,609,791              10/31/2009
                                     7,065,447              10/31/2010

    At April 30, 2003, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation/ (depreciation) of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value.

                                                             NET UNREALIZED
                                         AGGREGATE           APPRECIATION/     GROSS UNREALIZED       GROSS UNREALIZED
         FUND                             TAX COST           (DEPRECIATION)       APPRECIATION           DEPRECIATION
         ----                             --------            ------------       --------------         --------------
         International Fund .......     $45,034,293           $(4,374,980)          $ 3,347,810          $(7,722,790)
         Fixed Income Fund ........      57,596,614             2,178,030             2,253,209              (75,179)
         Large Cap Fund ...........      20,980,375            (1,611,398)              846,309           (2,457,707)

CHANGE IN ACCOUNTING PRINCIPLE. Effective November 1, 2001, the Funds adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fixed Income Fund began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. During the year ended October 31, 2002, net investment income increased $107,452 and net realized and unrealized gain (loss) decreased $107,452 due to the classification of net paydown gains as net investment income.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

NOTE 3  --  PURCHASES AND SALES OF INVESTMENT SECURITIES

During the six-month period ended April 30, 2003, purchases and sales of investment securities, other than short-term investments, were as follows:

                              INTERNATIONAL      FIXED INCOME      LARGE CAP
                                  FUND               FUND            FUND
                              ------------       ------------    ------------
   Purchases............      $ 8,087,908       $ 99,298,656      $4,425,902
   Sales................       24,229,565        133,156,469       6,683,390

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2003
--------------------------------------------------------------------------------

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES -- (CONTINUED)

Purchases, sales and maturities of U.S. Government securities, during the six-month period ended April 30, 2003, were as follows:

                              INTERNATIONAL   FIXED INCOME       LARGE CAP
                                  FUND            FUND             FUND
                              ------------    ------------     ------------
   Purchases................       $--         $39,286,230          $--
   Sales....................        --          49,591,238           --

NOTE 4 --  ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, employs 1838 Investment Advisors, LLC (the "Investment Advisor"), a wholly-owned subsidiary of MBIA, Inc., and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Funds in accordance with each Fund's investment objective, policies and restrictions.

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund, 0.50% for the Fixed Income Fund and 0.65% for the Large Cap Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund, 0.60% for the Fixed Income Fund and 0.75% for Large Cap Fund. This undertaking may be rescinded at any time in the future.

The following table summarizes the advisory fees incurred by the Funds for the six-month period ended April 30, 2003:

                                   GROSS          ADVISORY FEE           NET
                                ADVISORY FEE         WAIVER         ADVISORY FEE
                                ------------      ------------      ------------
   International Fund......      $174,273           $    --          $174,273
   Fixed Income Fund.......       187,175            78,824           108,351
   Large Cap Fund..........        65,321            52,788            12,533

1838 Investment Advisors, LLC ("1838") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, 1838 is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust pays 1838 a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the six-month period ended April 30, 2003, 1838's administration fees amounted to $13,942, $22,461 and $7,439, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Trust pays MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of each Fund's average daily net assets in excess of $50 million for the Fixed Income Fund and the Large Cap Fund. For the International Fund the Trust pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the six-month period ended April 30, 2003, MBIA MISC's accounting fees amounted to $30,066, $23,626 and $19,836, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2003
--------------------------------------------------------------------------------

NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

MBIA MISC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out-of-pocket expenses. For the six-month period ended April 30, 2003, MBIA MISC's transfer agent fees amounted to $9,917 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA, Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

NOTE 5  --  FUND SHARE TRANSACTIONS

At April 30, 2003, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND
                                                               FOR THE SIX-MONTH PERIOD               FOR THE FISCAL YEAR
                                                                 ENDED APRIL 30, 2003               ENDED OCTOBER 31, 2002
                                                             ------------------------------      ---------------------------
                                                               SHARES              AMOUNT          SHARES           AMOUNT
                                                             -----------        -----------      -----------      ----------
      Shares sold............................................      61,743           $511,807          447,668         $4,408,467
      Shares issued to shareholders in reinvestment
         of distributions....................................          --                 --               --                 --
      Shares redeemed........................................ (1,998,457)        (16,445,153)      (1,086,733)       (10,352,117)
                                                              -----------       -----------        ----------        -----------
      Net decrease...........................................  (1,936,714)      $(15,933,346)        (639,065)       $(5,943,650)
                                                                                ============                         ===========

      Shares outstanding:
          Beginning of period................................   6,645,058                           7,284,123
                                                              -----------                           ---------
          End of period......................................   4,708,344                           6,645,058
                                                              ===========                           =========

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                                                                         APRIL 30, 2003
------------------------------------------------------------------------------------------------------------------------------------

NOTE 5 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

FIXED INCOME FUND
                                                                  FOR THE SIX-MONTH PERIOD                FOR THE FISCAL YEAR
                                                                    ENDED APRIL 30, 2003                 ENDED OCTOBER 31, 2002
                                                             -----------------------------------  ----------------------------------
                                                                SHARES                AMOUNT         SHARES                AMOUNT
                                                              -----------          -----------     -----------           ----------
      Shares sold...........................................     124,453            $1,268,902         448,482           $4,505,566
      Shares issued to shareholders in reinvestment
         of distributions...................................     199,659             2,027,916         778,386            7,754,268
      Shares redeemed....................................... (3,678,471)          (37,632,721)     (4,621,456)         (46,300,398)
                                                             ----------          ------------      ----------         -------------
      Net decrease.......................................... (3,354,359)         $(34,335,903)     (3,394,588)        $(34,040,564)
                                                                                 ============                         ============
      Shares outstanding:
      Beginning of period..................................    8,875,059                            12,269,647
      ...................................................... -----------                           -----------
      End of period........................................   5,520,700                              8,875,059
                                                             ==========                            ===========

LARGE CAP FUND
                                                                  FOR THE SIX-MONTH PERIOD                FOR THE FISCAL YEAR
                                                                    ENDED APRIL 30, 2003                 ENDED OCTOBER 31, 2002
                                                              --------------------------------     ---------------------------------
                                                                SHARES                AMOUNT         SHARES                AMOUNT
                                                              -----------          -----------     -----------           ----------
      Shares sold...........................................    245,914            $1,458,161       1,200,399           $9,403,633
      Shares issued to shareholders in reinvestment
         of distributions...................................     12,078                72,347          11,406               93,074
      Shares redeemed.......................................   (624,060)           (3,518,695)       (511,391)          (3,900,956)
                                                             ----------          ------------      ----------         -------------
      Net increase (decrease)...............................   (366,068)          $(1,988,187)         700,414           $5,595,751
                                                                                  ============                         ============
      Shares outstanding:
      Beginning of period...................................  3,537,817                              2,837,403
                                                            -----------                            -----------
      End of period........................................   3,171,749                              3,537,817
                                                             ==========                            ===========

NOTE 6  --  CONCENTRATION OF RISKS

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

NOTE 7 - CHANGE OF FUND AUDITOR

On December 19, 2002, the Board of Trustees of the Trust approved changing the Trust's independent auditors from PricewaterhouseCoopers LLP to Tait, Weller & Baker for the fiscal year ending October 31, 2003.

                      This Page is Left Intentionally Blank

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                                   ----------

                          1838 INVESTMENT ADVISORS, LLC
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406

                                   DISTRIBUTOR
                                   ----------
                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                   ----------
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                                   ----------
                             WACHOVIA NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19101

                                  LEGAL COUNSEL
                                   ----------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                   ----------
                              TAIT, WELLER & BAKER
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103


SAR 4/03

Item 2.     Code of Ethics.

Not applicable at this time.

Item 3.     Audit Committee Financial Expert.

Not applicable at this time.

Item 4.     Principal Accountant Fees and Services

Not applicable at this time.

Items 5-6.  (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Items 8.    (Reserved)


Item 9.     Controls and Procedures

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Items 10.   Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 1838 Investment Advisors Funds

 By    /s/ W. Thacher Brown
       W. Thacher Brown
       Chairman and President
       (Principal Executive Officer)



Date   June 24, 2003


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By     /s/ W. Thacher Brown
       W. Thacher Brown
       Chairman and President
       (Principal Executive Officer)
Date   June 24, 2003



By     /s/ Anna M. Bencrowsky
       Anna M. Bencrowsky
       Secretary and Treasurer
       (Principal Financial Officer)
Date    June 24, 2003


* Print the name and title of each signing officer under his or her signature.